Joint Filer Information

 Date of Event Requiring Statement:   May 22, 2006

 Issuer Name and Ticker or
   Trading Symbol:                    AutoNation, Inc. (AN)

 Designated Filer:                    ESL Investments, Inc.

 Other Joint Filers:                  ESL Partners, L.P., ESL Institutional
                                      Partners, L.P., ESL Investors, L.L.C.,
                                      CBL Partners, L.P., ESL Investment
                                      Management,LLC, Tynan, LLC, RBS Partners,
                                      L.P., and RBS Investment Management, LLC
                                      Edward S. Lampert and William C. Crowley

 Addresses:                           The principal business address of each
                                      of the Joint Filers above is
                                      200 Greenwich Avenue, Greenwich, CT 06830.

 Signatures:                          ESL INVESTMENTS, INC.

                                         By:   /s/ Theodore W. Ullyot
                                               ------------------------------
                                               Name:  Theodore W. Ullyot
                                               Title: EVP & General Counsel

                                      ESL PARTNERS, L.P.

                                      By:  RBS Partners, L.P.,
                                           as its general partner

                                      By:  ESL Investments, Inc.,
                                           as its general partner

                                         By:   /s/ Theodore W. Ullyot
                                               ------------------------------
                                               Name:  Theodore W. Ullyot
                                               Title: EVP & General Counsel

                                      ESL INSTITUTIONAL PARTNERS, L.P.

                                      By:  RBS Investment Management, LLC,
                                           as its general partner

                                      By:  ESL Investments, Inc.,
                                           as its manager

                                         By:   /s/ Theodore W. Ullyot
                                                ------------------------------
                                               Name:  Theodore W. Ullyot
                                               Title: EVP & General Counsel

                                      ESL INVESTORS, L.L.C.

                                      By:  RBS Partners, L.P.,
                                           as its managing member

                                      By:  ESL Investments, Inc.,
                                           as its general partner

                                      By:      /s/ Theodore W. Ullyot
                                                ------------------------------
                                               Name:  Theodore W. Ullyot
                                               Title: EVP & General Counsel



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                                       CBL PARTNERS, L.P.

                                       By: ESL Investments, Inc.,
                                           as its general partner

                                          By:   /s/ Theodore W. Ullyot
                                                ------------------------------
                                                Name:  Theodore W. Ullyot
                                                Title: EVP & General Counsel

                                       ESL INVESTMENT MANAGEMENT, LLC

                                       By:      /s/ Theodore W. Ullyot
                                                ------------------------------
                                                Name:  Theodore W. Ullyot
                                                Title: EVP & General Counsel

                                       TYNAN, LLC

                                       By:      /s/ Willam C. Crowley
                                                ------------------------------
                                                Name:  William C. Crowley
                                                Title: Member

                                       RBS PARTNERS, L.P.

                                       By: ESL Investments, Inc.,
                                           as its general partner

                                       By:      /s/ Theodore W. Ullyot
                                                ------------------------------
                                                Name:  Theodore W. Ullyot
                                                Title: EVP & General Counsel

                                       RBS INVESTMENT MANAGEMENT, LLC

                                       By:  ESL Investments, Inc.,
                                            as its manager

                                          By:   /s/ Theodore W. Ullyot
                                                ------------------------------
                                                Name:  Theodore W. Ullyot
                                                Title: EVP & General Counsel

                                       EDWARD S. LAMPERT

                                       /s/ Edward S. Lampert
                                       ---------------------------------------
                                       Edward S. Lampert

                                       WILLIAM C. CROWLEY

                                       /s/ William C. Crowley
                                       ---------------------------------------
                                       William C. Crowley